EXECUTION COPY













                           COMMERCIALIZATION AGREEMENT

                                  by and among

                                     P-NEWCO

                                       and

                          TECHNOLOGY PROPERTIES LIMITED

                                       and

                         PATRIOT SCIENTIFIC CORPORATION



















*** Indicates material omitted pursuant to an application for confidential treatment and that material has been filed separately with the Commission.

                                TABLE OF CONTENTS

                                                                 Page


ARTICLE 1 GRANT....................................................1

ARTICLE 2 COMMERCIALIZATION........................................2

ARTICLE 3 COVENANTS................................................3

ARTICLE 4 PAYMENT ***..............................................4

ARTICLE 5 TERM.....................................................5

ARTICLE 6 TERMINATION..............................................5

ARTICLE 7 REPRESENTATIONS AND WARRANTIES...........................6

ARTICLE 8 GENERAL..................................................7


EXHIBIT A                    GRANT & SCHEDULE OF PATENTS

SCHEDULE 1                   SCHEDULE OF PATENTS

SCHEDULE 2                   PROJECT DESCRIPTION ***

SCHEDULE 3                   SCHEDULE OF OUTSTANDING ACTIVITIES/RIGHTS/CLAIMS



                                      (i)

                           COMMERCIALIZATION AGREEMENT

         This Commercialization Agreement ("Commercialization Agreement") is entered into by and among [P-Newco], a Delaware limited liability corporation ("P-Newco"), Patriot Scientific Corporation, a Delaware corporation ("Patriot"), having its principal place of business at 10989 Via Frontera, San Diego, California 92127, and Technology Properties Limited Inc., a California Corporation ("TPL"), having its principal place of business at 21730 Stevens Creek Boulevard, Ste. 201, Cupertino, California 95014. Capitalized terms used but not defined herein shall have the meanings given to such terms in that certain agreement dated as of June 7, 2005 (the "Master Agreement").

         WHEREAS, Patriot, TPL and Charles H. Moore ("Moore") collectively hold all rights with respect to certain microprocessor implementation and architecture patents set forth on Schedule 1 (the "MSD Patents");

         WHEREAS, Moore has transferred complete authority for the management of Moore's rights to the MSD Patents to TPL;

         WHEREAS, Patriot, TPL and Moore have entered into the Master Agreement, pursuant to which Patriot and TPL are entering into licenses with P-Newco and T-Newco, respectively, with respect to certain of their rights in the MSD Patents (collectively, the "Newco Licenses");

         WHEREAS, Patriot, TPL, P-Newco and T-Newco have entered into a Merger Agreement, pursuant to which T-Newco merged with and into P-Newco, with P-Newco continuing as the surviving entity and holding all of the rights with respect to the MSD Patents formerly held by P-Newco and T-Newco;

         WHEREAS, pursuant to the Master Agreement, P-Newco, Patriot and TPL are entering into this Commercialization Agreement providing for the commercialization of P-Newco's interests in the MSD Patents by TPL in return for the commitment of TPL to diligently pursue the commercialization; and

         WHEREAS, concurrently herewith Patriot and TPL are entering into that certain Limited Liability Company Operating Agreement of P-Newco (the "Operating Agreement"), governing the rights and obligations of Patriot and TPL with respect to their membership interests in P-Newco and the distribution of the proceeds received from the commercialization program contemplated by this Commercialization Agreement.

         NOW THEREFORE, for and in consideration of the mutual covenants herein contained as well as other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree that:

                                      GRANT

..1 Pursuant to the Master Agreement, P-Newco and TPL shall enter into the grant attached hereto as Exhibit A (the "Grant").

                                COMMERCIALIZATION

      .1 TPL shall exert reasonable best efforts to implement the activities (the "Commercialization") described at Schedule 2 and to conduct the project described therein ("Project") in accordance with the project description (the "Project Description") including the Business Plan then in effect.

      (a) The first Business Plan is made a part of the Project Description as Attachment I to Schedule 2, and shall remain in full force and effect until replaced by agreement of P-Newco and TPL.

      (b) TPL shall have no obligation to pursue or fund any effort to prosecute, maintain, enforce or defend any element of the MSD Patents other than as specifically provided for in Schedule 2.

      .2 By these presents, P-Newco appoints, authorizes, and directs TPL to take any and all action for the term of this Commercialization Agreement, with respect to all matters that are related to P-Newco's rights to the MSD Patents, including without limitation:

      (a) entering into settlement and/or license agreements related to the MSD Patents which meet the Commercialization guidelines set forth in Section II of
Schedule 2;

      (b) with the prior written consent of the P-Newco Management Committee, entering into any settlement and license agreements related to the MSD Patents which do not meet the guidelines set forth in Section II of Schedule 2;

      (c) to sue in the name of TPL, Moore, Patriot and/or P-Newco and to pursue for the use and benefit of the parties hereto as their respective interests appear: (i) all remedies of whatsoever kind or nature with respect to the protection, use, and enforcement of the MSD Patents; (ii) the collection of all claims for damages, profits, and awards relating to the past, present, or future use or ownership of the MSD Patents; and (iii) all equitable relief available in connection therewith; and

      (d) to otherwise manage and control by license, sublicense, or other agreement the practice and/or use of the MSD Patents by third parties.

      2.3.TPL may utilize the services of its various licensing personnel who may be lawyers to implement the Commercialization of the MSD Patents. Such services shall for no purpose be deemed to be legal services or to give rise to a lawyer-client relationship between TPL and/or TPL affiliates or Representatives on the one hand, and P-Newco and/or Patriot or any of their respective affiliates or Representatives on the other hand. Without limiting the foregoing, neither TPL nor any TPL Representative shall for any purpose be deemed to have:

      (i)   Provided legal services or advice to;

      (ii)  Undertaken the representation of; or

      (iii) Entered into a lawyer-client relationship with,

P-Newco, Patriot or any of P-Newco's or Patriot's respective affiliates or Representatives.


                                    COVENANTS

      .1 Within sixty (60) days after the close of each calendar quarter TPL shall deliver to P-Newco: (i) an operating statement reflecting the Project's financial activity over the past quarter; (ii) a calculation of the Gross Cash Proceeds (as defined in the Operating Agreement) resulting from the Project; and
(iii) an itemization of all TPL Direct Reimbursable Expenses (as defined below).

      (a) Within thirty (30) days after P-Newco's receipt thereof, Patriot shall deliver to TPL written notice detailing all objections to such materials and calculations on an individual item-by-item basis. Any objection not so noticed shall be deemed to be waived.

      (b) Costs related to verifying reported time and expense charges and/or auditing reports or activities shall be paid in advance by the entity (either Patriot or TPL) supporting such request for verification or audit.

      .2 As requested by TPL, Patriot and P-Newco shall have a continuing obligation to exert their respective reasonable best efforts to support the Project, cooperate with TPL in the execution of its obligations, and to provide such support in the manner described herein and in the Master Agreement.

      .3 Upon reasonable request, P-Newco and Patriot shall promptly execute and deliver all documents, instruments, and things necessary or useful in the conduct of TPL's activities hereunder, and Patriot and P-Newco agree to cooperate in any litigation with respect to the MSD Patents, including providing any reasonable assistance in connection with such litigation or joining as a party thereto, as requested by TPL, provided that neither Patriot nor P-Newco shall be required to provide financial support except as otherwise provided in the Commercialization Agreement.

      .4 Patriot and P-Newco shall each avoid and refrain from any and all activity of any kind or nature which may impede, impair, frustrate or otherwise interfere with the activities of TPL in the execution the Project, and shall:

      (a) Exert their respective reasonable best efforts to impose the covenants of this Commercialization Agreement, the Master Agreement and the transactions contemplated hereby and thereby on their respective directors, officers, employees, consultants, attorneys, agents and other affiliates or Representatives; and

      (b) Be responsible hereunder for each and every failure in the good and faithful performance of this Commercialization Agreement and transaction by themselves and/or their respective directors, officers, employees, consultants, attorneys, agents and other affiliates or Representatives (other than TPL).

      .5 With the exception of the agreements and transactions entered into pursuant to the Project, P-Newco, Patriot and TPL shall not transfer, assign, license, or otherwise convey any interest in, or grant any security interest with respect to, any portion of their interest in the MSD Patents during the term of this Commercialization Agreement without the written consent of all parties hereto, other than to entities which are owned and controlled by the transferring Person and who assume and agree to pay and perform all of the transferor's obligations hereunder.

      .6 Upon the termination of this Commercialization Agreement, Patriot shall be entitled to receive a copy of third party "DeCaps" (as such term is commonly understood to mean in the industry) related to the Commercialization and third party expert analyses thereof; and TPL does hereby consent to the deliveries thereof by such third party experts. In the event any of the foregoing are not provided by such third parties, TPL will provide Patriot with copies of such documents in its possession. In addition, a Patriot Representative shall be entitled to view such "DeCaps" on a quarterly basis, but shall not be entitled to make copies thereof. With the exception of TPL's obligations pursuant to
Section 3.1 and this Section 3.6, TPL shall not be obligated to share any other materials related to the Commercialization, including without limitation any attorney work product generated during the term of this Commercialization Agreement or thereafter, which for all intents and purposes shall be deemed to be privileged, proprietary and exclusive to TPL.

      3.7.P-Newco and Patriot shall on a continuing basis provide TPL all leads, information, and materials which Patriot encounters or discovers which may relate to the rights to the MSD Patents transferred by Patriot and TPL to P-Newco pursuant to the Newco Licenses, shall exert their respective reasonable best efforts to support the Commercialization activities of TPL hereunder, and shall refrain from all contact with third parties regarding the MSD Patents except as is specifically approved and/or requested in writing by TPL. The foregoing shall not affect the exercise of the retained rights of Patriot or TPL under the Newco Licenses.

                                     PAYMENT

      .1 TPL shall cause all Gross Cash Proceeds generated from the Commercialization efforts to be paid directly to P-Newco.

      .2 Upon the submission of customary and appropriate invoices and other supporting documentation, P-Newco shall reimburse TPL for the payment of all legal and third-party expert fees and other related third-party costs and expenses, including without limitation those incurred in connection with patent maintenance and prosecution and third party "DeCaps" and third party expert analysis relating thereto (the "TPL Direct Reimbursable Expenses") incurred by TPL in connection with the Project and in conformity with the applicable Business Plan, as well as all TPL Direct Reimbursable Expenses not in conformity with the applicable Business Plan, to the extent approved by the P-Newco Management Committee. All such reimbursement shall be made prior to the due date indicated on the invoice.

      .3 P-Newco shall make payment to TPL of $500,000 no later than three (3) days prior to the start of each fiscal quarter from the Working Capital Fund to cover indirect and other expenses related to the Project which do not constitute TPL Direct Reimbursable Expenses ("TPL Other Project Expenses"). Advances to TPL made pursuant to this Section 4.3 shall be nonaccountable and nonrecoupable, but shall offset the amounts owed TPL pursuant to Section 6.1(a)(iv)(b) of the Operating Agreement in the manner contemplated by such Section 6.1(a)(iv)(b). At such time as the Working Capital Fund exceeds $*** after the first $*** has been generated pursuant to the Commercialization, such quarterly payment shall be increased (but not decreased) to one-eighth of the amount of the Working Capital Fund.

      .4 To the extent that P-Newco does not have sufficient funds from the Working Capital Fund at the time any payment is due pursuant to this Article IV, TPL shall refrain from enforcing any collection rights against P-Newco for such payments until the earlier of (a) such time as funds become available in the Working Capital Fund, or (b) termination of this Commercialization Agreement.

                                      TERM

      .1 This Commercialization Agreement shall continue for the useful life of the MSD Patents, which shall be deemed to be the greater of the period of time during which any of the MSD Patents is either (i) susceptible to legal protection, or (ii) reasonably perceived to have commercial value.

      .2 In the event that facts or events are discovered or occur which materially reduce TPL's evaluation of the useful life or commercial value of the MSD Patents, or the viability of the Project, TPL may reduce the term of this Commercialization Agreement accordingly by providing P-Newco with ninety (90) days written notice, provided that TPL shall not reduce the term of this Commercialization Agreement to less than six (6) months.

      .3 After the expiration of the term provided for above, neither party shall have any further obligation hereunder other than the administration of all outstanding transactions as under Article VI below, and the obligations of confidentiality undertaken by the parties.

                                   TERMINATION

      .1 TPL may terminate this Commercialization Agreement upon the failure of Patriot or P-Newco to substantially perform any of their material obligations to be performed hereunder, including without limitation the payment obligations pursuant to Article IV of this Commercialization Agreement.

      .2 P-Newco may terminate this Commercialization Agreement if:

      (a) TPL has failed to close transactions in accordance with the Performance Milestones set forth in Section IV of Schedule 2, and

            (i) there has been no material breach by Patriot or P-Newco of this Commercialization Agreement, the Master Agreement, the Newco Licenses or the Operating Agreement; and

            (ii) there has been no event or occurrence which negatively and materially impacts the viability or value of the MSD Patents; and

            (iii) the failure of TPL is not reasonably attributable to the conduct of P-Newco, Patriot and/or their respective affiliates or Representatives (other than TPL); or

      (b) TPL enters into a liquidation under Chapter 7 of the United States Bankruptcy Code; or

      (c) TPL enters into a reorganization under Chapter 11 of the United States Bankruptcy Code, and TPL ceases to be a debtor in possession during the pendency of such bankruptcy proceeding.

         Each of the events referred to in Sections 6.1 and 6.2 shall be referred to as a "Termination Event." In no event shall the conduct of Moore be deemed to constitute a Termination Event.

      .3 Upon termination pursuant to this Article VI:

      (a) All rights to the MSD Patents arising under the Grant or this Commercialization Agreement shall be transferred to P-Newco subject to all outstanding rights under licenses, agreements, or awards theretofore made and entered into by or with TPL prior to such expiration or termination which, for all purposes, shall continue and be administered by TPL under TPL's then current reasonable hourly fee schedule as if this Commercialization Agreement were still in full force and effect.

      (b) All amounts due to TPL with respect to TPL Direct Project Expenses and TPL Other Project Expenses shall be paid from Gross Cash Proceeds as such funds are received.

      (c) At the option of Patriot, TPL, or P-Newco, all of the rights and privileges of whatsoever kind or nature granted by it shall immediately and without further action whatsoever revert in their entirety to each of Patriot, TPL, or P-Newco, as the case may be, and all licenses granting such rights and privileges shall be deemed to be for all purposes cancelled.

      (d) In the event of a termination by P-Newco or Patriot, all claims for loss and/or damages shall be deemed to be liquidated and discharged with respect to each party upon its completion of the dissolution, distributions and the documentation and transfers contemplated by Article 8 of the Operating Agreement, provided, however, that claims based on conduct which is intentional, willful, or grossly negligent shall survive.


                         REPRESENTATIONS AND WARRANTIES

      .1 P-Newco and Patriot acknowledge, represent, and warrant to TPL that:

      (a) TPL and its Representatives have prepared this Commercialization Agreement at the request of P-Newco and Patriot and such preparation by TPL shall not be used as basis for construing the terms hereof against TPL or otherwise;

      (b) Neither TPL nor its Representatives have for any purpose undertaken the representation of or entered into a lawyer/client relationship with Patriot or P-Newco or any of their Representatives;

      (c) P-Newco and Patriot release, acquit, and agree to hold TPL and its Representatives harmless with respect to all claims of whatsoever kind or nature by or on behalf of P-Newco and Patriot and related to the preparation, execution, and delivery of this Commercialization Agreement; and,

      (d) P-Newco and Patriot have sought and received the advice of independent counsel and are in no way relying on any advice or representations of TPL or its Representatives.

      .2 Patriot and TPL each represent and warrant to one another that:

      (a) It is the sole owner of all right, title and interest in and to its portion of the MSD Patents, excepting only the rights reflected at the Schedule of Outstanding Activities/Rights/Claims attached as Schedule 3; and

      (b) There are no outstanding agreements, rights or interests which are inconsistent with the provisions of this Commercialization Agreement or which could give rise to such rights or interests.

      .3 P-Newco represents and warrants to TPL that:

      (a) It is the sole owner, and for the term of this Commercialization Agreement will remain the sole owner, of all right, title, and interest in and to those certain rights to the MSD Patents transferred by Patriot and TPL to P-Newco pursuant to the P-Newco License and T-Newco License; and

      (b) There are no outstanding agreements, rights or interests which are inconsistent with the provisions of this Commercialization Agreement or which could give rise to such rights or interests.


                                     GENERAL

      .1 In no event shall any right, duty or privilege arising hereunder be assigned by either party to an entity which it does not own and control without the prior written consent of the other parties. Any attempted or purported assignment without such consent shall be voidable at the option of the non-consenting party.

      .2 Any covenant requiring a party to perform or provide an act or service shall be construed to impose upon such party the burden of the cost thereof unless otherwise provided for herein.

      .3 Section titles are intended only to aid and assist the reader and are not intended to be descriptive of the contents of the section or to be used for construction or interpretation.

      .4 The failure of any provision of this Commercialization Agreement by virtue of its being construed as invalid or otherwise unenforceable shall render the entire Commercialization Agreement cancelable at the option of the party asserting the enforceability of the said provision.

      .5 All notices shall be in writing and effective upon delivery or upon posting by certified mail, return receipt requested, addressed as follows (or such other address as may be hereafter designated):

                  If to Patriot:

                           Patriot Scientific Corporation
                           10989 Via Frontera
                           San Diego, CA 92127
                           Attn: President
                           Fax: (858) 674-5005

                  with a copy to:

                           Luce, Forward, Hamilton & Scripps LLP
                           600 West Broadway, Suite 2600
                           San Diego, CA 92101
                           Attn: Otto E. Sorensen, Esq.
                           Fax: (619) 232-8311

                  If to TPL:

                           Technology Properties Limited
                           21730 Stevens Creek Blvd., Suite 201A
                           Cupertino, CA  95014
                           Attn: Daniel E. Leckrone, Chairman
                           Fax: (408) 296-6637

                  with a copy to:

                           Gibson, Dunn & Crutcher LLP
                           333 S. Grand Avenue
                           Los Angeles, California  90071
                           Attn: Andrew E. Bogen, Esq.
                           Fax: (213) 229-6159

                  If to P-Newco:

      .6 This Commercialization Agreement together with its exhibits and attachments, the Stipulated Final Judgment, the Master Agreement, the Newco Licenses, the Operating Agreement and the Escrow Agreement contains the entire agreement between the parties and supersedes any and all other agreements between them relating to the subject matter hereof.

      .7 With the exception of the Grant attached hereto as Exhibit A and the obligation to share certain materials pursuant to Section 3.6, this Commercialization Agreement shall create no rights or licenses to any intellectual property between or among the parties, nor shall it create any obligation to share technology, trade secrets, know-how, show-how and other proprietary developments and discoveries conceived or reduced to practice during the course of the Project.

      .8 Any provision of this Commercialization Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by all parties hereto, or in the case of a waiver, by the party against whom the waiver is to be effective.

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seal as of the date of the execution hereof by the last signatory hereto.

                       PATRIOT SCIENTIFIC CORPORATION, a Delaware corporation


                       ______________________________________________________
                       By:
                       Its:


                       TECHNOLOGY PROPERTIES LIMITED, a California corporation



                       ______________________________________________________
                       By:    Daniel E. Leckrone
                       Its:   Chairman


                       P-NEWCO, a Delaware limited liability company



                       ______________________________________________________
                       By:
                       Its: Patriot Member



                       ______________________________________________________
                       By:
                       Its: TPL Member

                                    EXHIBIT A
                                      GRANT
                                 (NEWCO TO TPL)


      This Grant ("Grant") is entered into by and between Newco (sometimes "Newco") on the one hand, and Technology Properties Limited ("TPL"), on the other hand, and is made and entered into for the purpose of implementing that certain Commercialization Agreement ("ComAg") entered into between the parties contemporaneously herewith.

      NOW THEREFORE, for and in consideration of the mutual covenants herein contained as well as of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, it is covenanted and agreed by and between the parties hereto that:

      Subject Matter.

      .1 The patents described in the Schedule of Patents at Attachment I hereof, sometimes collectively referred to as the "Project Patents."

      Grant.

      .1 Pursuant to the provisions of section 2.1 of the Licenses made a part hereof as Attachment I (PTSC to Newco) and Attachment II (TPL to Newco), Newco hereby grants unto Technology Properties Limited the exclusive, personal and non-transferable, worldwide right to:

      .1.1 To grant licenses and sub-licenses to make, have made, use, sell, and import products and/or services utilizing the Project Patents, for all fields of use and for all applications;

      .1.2 To sue in the name of Technology Properties Limited or jointly with Patriot Scientific Corporation, Charles H. Moore and/or Newco if required by law, and to pursue for the use and benefit of Technology Properties Limited: (i) all remedies of whatsoever kind or nature with respect to the protection, use, and enforcement of the Project Patents; (ii) the collection of all claims for damages, profits, and awards relating to the past, present, or future use or ownership of the Project Patents; and (iii) all equitable relief available in connection therewith; and,

      .1.3 To otherwise manage and control by license, sublicense, or other agreement the practice and/or use of the Project Patents by third parties.

      Accordingly, Newco divests itself of all rights with respect to the activities and/or rights described at 2.1.1., 2.1.2., and 2.1.3. above, and Newco retains no such right.

      .2 The grant at Section 2.1 above shall be subject to (a) the terms and conditions of the Patent License Agreement between Patriot and Intel Corporation, dated as of June 1, 2005, and (b) the rights retained by PTSC and TPL under the provisions of section 2.2 of the said Attachments I and II, respectively.


                                EXHIBIT A - GRANT
                                  (Page 1 of 4)

      General.

      .1 In no event shall any right, duty, or privilege arising hereunder be assigned by either party to an entity which it does not own and control, without the prior written consent of the other party. Any attempted or purported assignment without such consent shall be voidable at the option of the non-consenting party.

      .2 Any covenant requiring a party to perform or provide an act or service shall be construed to impose upon such party the burden of the cost thereof unless otherwise provided for herein or in the ComAg.

      .3 Section titles are intended only to aid and assist the reader and are not intended to be descriptive of the contents of the section or to be used for construction or interpretation.

      .4 The failure of any provision of this Agreement by virtue of its being construed as invalid or otherwise unenforceable shall render the entire Agreement cancelable at the option of the party asserting the enforceability of the said provision.

      .5 All notices shall be in writing and effective upon delivery or upon posting by certified mail, return receipt requested, addressed as follows (or such other address as may be hereafter designated):






                                EXHIBIT A - GRANT
                                  (Page 2 of 4)

                  If to TPL:

                  Daniel E Leckrone, Chm
                  21730 Stevens Creek Blvd
                  Cupertino, CA 95014
                  Telephone: 408-446-4222
                  Facsimile: 408-446-5444

                  If to Newco:

                  Daniel E Leckrone, Chm
                  21730 Stevens Creek Blvd
                  Cupertino, CA 95014
                  Telephone: 408-446-4222
                  Facsimile: 408-446-5444

                  AND

                  Patriot Scientific Corporation
                  10989 Via Frontera
                  San Diego, CA 92127
                  Attn: President
                  Fax: (858) 674-5005

                  AND

                  Robert K. Neilson
                  Relational Advisors LLC
                  11975 El Camino Real, Suite 300
                  San Diego, California 92130
                  Fax: (858) 704-3341

      .6 This Agreement together with its exhibits and attachments contains the entire agreement between the parties and supersedes any and all other agreements between them relating to the subject matter hereof.

      .7 This Agreement shall be construed in accordance with and governed by the internal laws (without reference to choice or conflict of laws) of the State of California.


                                EXHIBIT A - GRANT
                                  (Page 3 of 4)

         IN WITNESS WHEREOF, the parties have hereunto set their hands and seals as of the date of the execution hereof by the last signatory hereto.

NEWCO                                    TECHNOLOGY PROPERTIES LTD.


By:                                      By:
   -----------------------                     ---------------------------
   Robert K. Neilson                           Daniel E. Leckrone, Chairman

Date:                                    Date:
     ---------------------                     ---------------------------




Attachment I - Schedule of Patents

(See next page)









                                EXHIBIT A - GRANT
                                  (Page 4 of 4)

                                    EXHIBIT A
                               SCHEDULE OF PATENTS

A. PROJECT PATENTS - US
NUMBER                     NAME                                                  FILED            ISSUED            EXPIRY
US       5,440,749         Hi Perf, Lo cost Micro Arch                          3 AUG 89         8 AUG 95           8 AUG 12
US       5,530,890         Hi Perf, Lo cost Micro Arch                          7 JUN 95         25 JUN 96         25 JUN 13
US       5,659,703         Micro Sys with Hierarchical stack                    7 JUN 95         19 AUG 97         19 AUG 14
US       5,784,584         Multiple Instructions within Groups                  7 JUN 95         21 JUL 98         21 JUL 15
US       5,809,336         Hi Perf Variable Speed Sys Clock                     7 JUN 95         15 SEP 98         15 SEP 15
US       5,604,915         Load Dependent Bus Timing                            7 JUN 95         18 FEB 97         18 FEB 14
US       6,598,148         Hi Perf Microprocessor                              29 JUL 98         22 JUL 03          3 AUG 09
                           Having Variable Speed Sys Clock

B. PROJECT PATENT APPLICATIONS PENDING - US

SN 09/051,263     RISC Microprocessor Architecture                              8 AUG 98         _ _ _ _           3 AUG 09

C. PROJECT PATENTS - NON US (Preliminary)

DE       69033568.7        Hi Perf, Lo Cost Micro                               2 AUG 90         14 JUN 00         2 AUG 10
DE       69033568T2        Preisguenstiger Hochleistungsmikro                   2 AUG 90          1 MAR 01         - - - -
DE       69033568C0        Preisguenstiger Hochleistungsmikro                   2 AUG 90         20 JUL 00         - - - -
EP       0786730  Hi Perf, Lo Cost Micro                                        2 AUG 90         14 JUN 00         2 AUG 10
EP       786730A1 Hi Perf, Lo Cost Micro                                        2 AUG 90         30 JUL 97         - - - -
EP       497772A4 Hi Perf, Lo Cost Micro                                        2 AUG 90          4 AUG 93         - - - -
EP       497772A1 Hi Perf, Lo Cost Micro                                        2 AUG 90         12 AUG 92         - - - -
EP       0870226  RISC Microprocessor Architecture                              _ _ _ _          _ _ _ _           - - - -
FR       0786730  Hi Perf, Lo Cost Micro                                        2 AUG 90         14 JUL 00         - - - -
WO       9715001  RISC Microprocessor Arch                                      _ _ _ _          _ _ _ _           - - - -
WO       9102311A3         Hi Perf, Lo Cost Micro                               2 AUG 90         21 MAR 91         - - - -
WO       9102311A1         Hi Perf, Lo Cost Micro                               2 AUG 90          1 FEB 91         - - - -
JP       5502125T2         _ _ _ _ _ _                                          2 AUG 90         15 APR 93         - - - -
JP       2966085B2         Hi Perf, Lo Cost Micro                               2 AUG 90         13 AUG 99         2 AUG 10
AU       6067290A1         Hi Perf, Lo Cost Micro                               2 AUG 90         11 MAR 91         - - - -

The schedule of Patents shall include the items listed above, as well as all progenitors and progeny thereof, and all additions, changes, amendments, modifications, actions, counterparts, continuations, continuations-in-part, extensions, reissues, divisionals and/or renewals of such items, progenitors, and/or progeny.



                         EXHIBIT A - SCHEDULE OF PATENTS

                                   SCHEDULE 1
                               SCHEDULE OF PATENTS

A. MSD PATENTS - US

Number                      Name                                          Filed           Issued         Expiry
US        5,440,749         Hi Perf, Lo cost Micro Arch                   3 AUG 89       8 AUG 95        8 AUG 12
US        5,530,890         Hi Perf, Lo cost Micro Arch                   7 JUN 95       25 JUN 96       25 JUN 13
US        5,659,703         Micro Sys with Hierarchical stack             7 JUN 95       19 AUG 97       19 AUG 14
US        5,784,584         Multiple Instructions within Groups           7 JUN 95       21 JUL 98       21 JUL 15
US        5,809,336         Hi Perf Variable Speed Sys Clock              7 JUN 95       15 SEP 98       15 SEP 15
US        5,604,915         Load Dependent Bus Timing                     7 JUN 95       18 FEB 97       18 FEB 14
US        6,598,148         Hi Perf Microprocessor                        29 JUL 98      22 JUL 03       3 AUG 09
                            Having Variable Speed Sys Clock

B. PROJECT PATENT APPLICATIONS PENDING - US

Number                      Name                                           Filed          Issued         Expiry
SN        09/051,263        RISC Microprocessor Architecture              8 AUG 98        - - - -        3 AUG 09

C. MSD PATENTS - NON US (Preliminary)

Number                      Name                                          Filed           Issued         Expiry
DE        69033568.7        Hi Perf, Lo Cost Micro                        2 AUG 90       14 JUN 00       2 AUG 10
DE        69033568T2        Preisguenstiger Hochleistungsmikro            2 AUG 90       1 MAR 01        - - - -
DE        69033568C0        Preisguenstiger Hochleistungsmikro            2 AUG 90       20 JUL 00       - - - -
EP        0786730           Hi Perf, Lo Cost Micro                        2 AUG 90       14 JUN 00       2 AUG 10
EP        786730A1          Hi Perf, Lo Cost Micro                        2 AUG 90       30 JUL 97       - - - -
EP        497772A4          Hi Perf, Lo Cost Micro                        2 AUG 90       4 AUG 93        - - - -
EP        497772A1          Hi Perf, Lo Cost Micro                        2 AUG 90       12 AUG 92       - - - -
EP        0870226           RISC Microprocessor Architecture              - - - -        - - - -         - - - -
FR        0786730           Hi Perf, Lo Cost Micro                        2 AUG 90       14 JUL 00       - - - -
WO        9715001           RISC Microprocessor Arch                      - - - -        - - - -         - - - -
WO        9102311A3         Hi Perf, Lo Cost Micro                        2 AUG 90       21 MAR 91       - - - -
WO        9102311A1         Hi Perf, Lo Cost Micro                        2 AUG 90       1 FEB 91        - - - -
JP        5502125T2         _ _ _ _ _ _                                   2 AUG 90       15 APR 93       - - - -
JP        2966085B2         Hi Perf, Lo Cost Micro                        2 AUG 90       13 AUG 99       2 AUG 10
AU        6067290A1         Hi Perf, Lo Cost Micro                        2 AUG 90       11 MAR 91       - - - -

         The schedule of Patents shall include the items listed above, as well as all progenitors and progeny thereof, and all additions, changes, amendments, modifications, actions, counterparts, continuations, continuations-in-part, extensions, reissues, divisionals and/or renewals of such items, progenitors, and/or progeny.



                                   SCHEDULE 1

                                   SCHEDULE 2
                               PROJECT DESCRIPTION

OBJECTIVES & ACTIVITIES

      A.) Develop and execute a commercialization program for the rights to the MSD Patents transferred by Patriot and TPL to P-Newco pursuant to the Newco Licenses which:

            i.) Establishes the MSD Patents as an income-producing, commercially valuable asset; and

            ii.)  Builds long-term Project value; and

            iii.) Minimizes risks to Project assets.

      B.) Promote the commercialization program by encouraging the implementation and use of the MSD Patents through licenses, and various relationships.

      C.) Transform selected unauthorized use of the MSD Patents into strategically and commercially valuable authorized use.

      D.) Pursue licensing discussions with multiple simultaneous identified prospects.

      E.)   Pursue parallel litigation on a selective strategic basis.

      F.) Negotiate and document agreements relating to the Project and the MSD Patents.

      G.)   ***

      H.)   ***

      I.)   ***

COMMERCIALIZATION GUIDELINES

      A.) TPL may enter into any settlement or license agreement or other sub-license or other agreement related to the MSD Patents which: ***

                                   SCHEDULE 2
                                  (Page 1 of 2)

      B.)   ***

ADDITIONAL ACTIONS

      A.) With the prior written consent of the P-Newco Management Committee, TPL may enter into any settlement or license agreement or other sub-license or other agreement related to the MSD Patents which do not meet the Guidelines.

      B.)   ***

      C.)   ***

***

                     -------------- ------------ ----------
                     ***            ***          ***
                     -------------- ------------ ----------
                     ***            $***         $***
                     -------------- ------------ ----------
                     ***            $***         $***
                     -------------- ------------ ----------
                     ***            $***         $***
                     -------------- ------------ ----------
                     ***            $***         $***
                     -------------- ------------ ----------

BUSINESS PLAN

      A.) A Business Plan detailing the implementation of the Project is attached hereto as Attachment I and will remain in full force and effect until duly amended or replaced.










                                   SCHEDULE 2
                                  (Page 2 of 2)

                           ATTACHMENT 1 TO SCHEDULE 2

                                  BUSINESS PLAN


***























                           ATTACHMENT 1 TO SCHEDULE 2
                                  (Page 4 of 4)

                                   SCHEDULE 3
                SCHEDULE OF OUTSTANDING ACTIVITIES/RIGHTS/CLAIMS



         AGREEMENT                                                        DATE

                                       TPL

1.  Moore - TPL Commercialization Agreement                            22 OCT 02

2.  P-Newco - TPL - PTSC Commercialization Agreement                   25 MAY 05

3.  TPL - Intel License Agreement                                      28 JUN 04

                                      PTSC

1.  PTSC - AMD License Agreement                                      _________

2.  P-Newco - TPL - PTSC Commercialization Agreement                  25 MAY 05

3.       ________________________




















                                   SCHEDULE 3